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                                                             Exhibit 99.2
                        PROXY -- CENTRAL INDIANA BANCORP

    The undersigned shareholder of Central Indiana Bancorp ("CIB") hereby appoints Robert J. Heltzel and Timothy A. Renie, or either of them, as attorneys and proxies with full power of substitutions to vote all of the stock of CIB which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on December 27, 1994, and at any adjournment or adjournments thereof (the "Special Meeting") as follows:

1. / / FOR    / / AGAINST    / / ABSTAIN WITH REGARD TO, the approval of an
   amendment to the Articles of Incorporation of CIB to repeal Article 11 thereof, which prohibits the acquisition of beneficial ownership of more than 10% of any class of equity security of CIB, all as more fully described in the accompanying Proxy Statement.

2. / / FOR    / / AGAINST    / / ABSTAIN WITH REGARD TO, the proposal to approve
   the Agreement and Plan of Merger, dated as of July 25, 1994, pursuant to which CIB would be merged into National City Corporation ("NCC"), and the shareholders of CIB would receive shares of the common stock of NCC, all as more fully described in the accompanying Proxy Statement.

3. In their discretion to vote upon such other matters as may properly come before the Special Meeting or any adjournment or adjournments thereof;

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS NUMBERED 1 AND 2 ABOVE.

      PLEASE SIGN AND DATE THIS PROXY AND RETURN IN THE ENCLOSED ENVELOPE.

                                  (Continued and to be signed on the other side)

                      THIS PROXY IS SOLICITED ON BEHALF OF
               THE BOARD OF DIRECTORS OF CENTRAL INDIANA BANCORP



                                          Date:
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                                                (Signature of Shareholder)

                                                When signing as attorney,
                                                executor, administrator or
                                                guardian, please give full
                                                title. All joint owners must
                                                sign.

                                   Proxy Card